Exhibit 99.1

InspireMD Announces Appointment of Accomplished Medical Technology Executive

Scott R. Ward to its Board of Directors

Miami, Florida — November 25, 2024 – InspireMD, Inc. (Nasdaq: NSPR), developer of the CGuard™ Embolic Prevention Stent System (EPS) for the prevention of stroke, today announced the appointment of accomplished medical technology executive Scott R. Ward to its Board of Directors. Mr. Ward most recently served as Chief Executive Officer and President of Cardiovascular Systems, Inc. prior to its acquisition by Abbott (NYSE: ABT) in April 2023.

Paul Stuka, Chairman of the Board of InspireMD, stated, “We are extremely fortunate to add Scott to what I consider to be a world-class Board of Directors. With his extensive operational experience and track record in the cardiovascular space, his insights will be invaluable as the Company rapidly approaches potential U.S. approval of CGuard Prime, the most significant value inflection point in its history. I look forward to Scott’s contributions and believe he will have an immediate impact.”

Marvin Slosman, Chief Executive Officer of InspireMD and Board member, commented, “The addition of Scott to our Board adds tremendous experience in the cardiovascular field, with a track record of growth and innovation as an executive, a board member and investor. His experience and legacy in the space will help guide us through our next stages of advancing our novel carotid platform as part of a comprehensive approach to catalyzing on the market shift toward a stent first standard while also guiding our pipeline of innovation, including our CAS, TCAR and Neuro focus.”

“I am very excited to join the InspireMD Board at such a transformational time for the company,” added Mr. Ward. “With an impressive body of data demonstrating the superior short- and long-term patient outcomes of its novel CGuard Prime carotid stent system, I believe that CGuard, when approved in the U.S., will quickly become a new standard-of-care for carotid intervention and stroke prevention. I look forward to working with my fellow Board members and the InspireMD leadership team to achieve this goal.”

Mr. Ward has over 40 years of experience in the healthcare industry, including nearly 30 years at Medtronic, Inc. where he served in various leadership roles including as Senior Vice President and President of the CardioVascular, Neurological and Diabetes businesses. Mr. Ward is the Founder of Raymond Holdings, a firm with activities in venture capital, strategy and transactional advisory services for medical technology and life science companies. He earned his Bachelor of Science in Genetics and Cell Biology, his Master of Science in Toxicology, and his Master of Business Administration, all from the University of Minnesota.

About InspireMD, Inc.

InspireMD seeks to utilize its proprietary MicroNet® technology to make its products the industry standard for carotid stenting by providing outstanding acute results and durable, stroke-free long-term outcomes. InspireMD’s common stock is quoted on the Nasdaq under the ticker symbol NSPR.

We routinely post information that may be important to investors on our website. For more information, please visit www.inspiremd.com.

Forward-looking Statements

This press release contains “forward-looking statements.” Forward-looking statements include, but are not limited to, statements regarding InspireMD or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential”, “scheduled” or similar words. Forward-looking statements include, but are not limited to, statements regarding InspireMD or its management team’s or directors’ expectations, hopes, beliefs, intentions or strategies regarding future events, future financial performance, strategies, expectations, competitive environment and regulation, including potential U.S. commercial launch.. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the company’s control, and cannot be predicted or quantified and consequently; actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with our history of recurring losses and negative cash flows from operating activities, significant future commitments and the uncertainty regarding the adequacy of our liquidity to pursue our complete business objectives, and substantial doubt regarding our ability to continue as a going concern; our need to raise additional capital to meet our business requirements in the future and such capital raising may be costly or difficult to obtain and could dilute our stockholders’ ownership interests; market acceptance of our products; an inability to secure and maintain regulatory approvals for the sale of our products; negative clinical trial results or lengthy product delays in key markets; our ability to maintain compliance with the Nasdaq listing standards; our ability to generate revenues from our products and obtain and maintain regulatory approvals for our products; our ability to adequately protect our intellectual property; our dependence on a single manufacturing facility and our ability to comply with stringent manufacturing quality standards and to increase production as necessary; the risk that the data collected from our current and planned clinical trials may not be sufficient to demonstrate that our technology is an attractive alternative to other procedures and products; intense competition in our industry, with competitors having substantially greater financial, technological, research and development, regulatory and clinical, manufacturing, marketing and sales, distribution and personnel resources than we do; entry of new competitors and products and potential technological obsolescence of our products; inability to carry out research, development and commercialization plans; loss of a key customer or supplier; technical problems with our research and products and potential product liability claims; product malfunctions; price increases for supplies and components; insufficient or inadequate reimbursement by governmental and other third-party payers for our products; our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful; adverse federal, state and local government regulation, in the United States, Europe or Israel and other foreign jurisdictions; the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction; the escalation of hostilities in Israel, which could impair our ability to manufacture our products; and current or future unfavorable economic and market conditions and adverse developments with respect to financial institutions and associated liquidity risk. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Investor Contacts:

Craig Shore

Chief Financial Officer

InspireMD, Inc.

888-776-6804

craigs@inspiremd.com

Chuck Padala, Managing Director

LifeSci Advisors

646-627-8390

chuck@lifesciadvisors.com

investor-relations@inspiremd.com